UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2015

DCB FINANCIAL CORP

(Exact name of registrant as specified in its charter)

Ohio	0-22387	31-1469837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Riverbend Avenue, Lewis Center, Ohio	43035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (740) 657-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement.

The Delaware County Bank and Trust Company (the “Bank”), a wholly-owned bank subsidiary of DCB Financial Corp (the “Company”), and 110 Riverbend, LLC, an indirect wholly-owned subsidiary of the Company (“Property Owner”), have entered into a transaction in which Property Owner will sell, and the Bank will simultaneously lease back, the property that Property Owner owns at 110 Riverbend Avenue, Lewis Center, Ohio that serves as, among other things, the corporate headquarters of the Bank and the Company (the “Property”).

The transaction will be accomplished pursuant to the Agreement of Purchase and Sale (the “Purchase Agreement”), dated as of November 24, 2015, by and between JASS Realty Company, LLC (“JASS Realty”), Seth Evan Frankenthal (“Seth”), Jeremy Scott Frankenthal (“Jeremy”), Andrew Marc Frankenthal (“Andrew”) (JASS Realty, Seth, Jeremy and Andrew are collectively referred to as the “Purchaser”), and Property Owner. The Purchase Agreement provides for the sale of the Property by Property Owner in fee simple to the Purchaser for an aggregate purchase price of $8,230,000.

Upon closing of the transaction, the Bank and the Purchaser will enter into a lease for the Property with a fifteen year term, with the Bank having the option to extend the term of the lease for two additional periods of ten years each. Additionally, the Bank will have a right of first refusal to purchase the Property at any time during the lease term.

The closing of the transaction is expected to occur in January 2016 and is subject to regulatory approval, the Purchaser’s due diligence investigation, and customary closing conditions, including title insurance and other requirements.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached as Exhibit 2.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On November 30, 2015, the Company issued a press release announcing the execution of the Purchase Agreement. The press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Agreement of Purchase and Sale, dated as of November 24, 2015, by and between JASS Realty Company, LLC, Seth Evan Frankenthal, Jeremy Scott Frankenthal, Andrew Marc Frankenthal, and 110 Riverbend, LLC.

99.1+	Press Release of DCB Financial Corp dated November 30, 2015.

*  Filed herewith.

+  “Furnished” (not filed) as part of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCB FINANCIAL CORP

Date: November 30, 2015	By:	/s/ J. Daniel Mohr
J. Daniel Mohr
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement of Purchase and Sale, dated as of November 24, 2015, by and between JASS Realty Company, LLC, Seth Evan Frankenthal, Jeremy Scott Frankenthal, Andrew Marc Frankenthal, and 110 Riverbend, LLC.

99.1+	Press Release of DCB Financial Corp dated November 30, 2015.

*  Filed herewith.

+  “Furnished” (not filed) as part of this Current Report on Form 8-K.